[SHIP]
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                         Vanguard(R) Equity Income Fund
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2002

PORTFOLIO MANAGER
Joseph A. Austin is no longer a portfolio manager on John A. Levin's Equity Income Fund team. Mr. Austin remains associated with John A. Levin & Co., Inc.















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Vanguard Marketing Corporation, Distributor.                         PS65 042002